UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2017

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Science Applications International Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 11, 2017, Science Applications International Corporation (the “Company”) announced that Mark J. Johnson was appointed as a member of the Board of Directors of the Company (the “Board”) for an initial term beginning on December 12, 2017, (the “Effective Date”) and expiring at the Company’s 2018 annual meeting of stockholders. As of the Effective Date, Mr. Johnson will also become a member of the Audit Committee of the Board.

Mr. Johnson is currently the Co-Founder and the Managing Partner of Astra Capital Management, a private equity firm that invests in growth businesses in the communications and technology services sector. Mr. Johnson has 22 years of investment experience in an array of industries through his prior involvement with The Carlyle Group, The Blackstone Group and J. H. Whitney & Co.

In connection with his service on the Board, Mr. Johnson will receive a grant of restricted stock units (“RSUs”) of the Company with an aggregate value of $50,000 and stock options with an aggregate value of $25,000. Mr. Johnson will then be entitled to receive the standard annual cash and equity compensation paid to all directors of the Company. The annual cash compensation paid to all directors currently consists of a retainer of $60,000 and meeting fees of $2,000 for each Board and committee meeting attended by the director. In addition, directors currently receive an annual equity award of RSUs with an aggregate value of $100,000 and stock options with an aggregate value of $50,000, which currently are granted following the director’s election at the Company’s annual meeting of stockholders. Finally, Mr. Johnson will be entitled to participate in the Company’s Deferred Compensation Plan which allows directors to defer 100% of the cash retainer and meeting fees they receive in connection with their service as a director.

A copy of the press release announcing the appointment of Mr. Johnson is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 11, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 11, 2017
Science Applications International Corporation

By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary